[LOGO]
                           RCB GROWTH AND INCOME FUND
                               RCB SMALL CAP FUND
================================================================================


                               SEMI-ANNUAL REPORT












================================================================================
                            For the Six Months Ended
                               December 31, 2000

[LOGO]                                             RCB GROWTH AND
                                                   INCOME FUND

Dear Fellow Shareholders:

The RCB Growth and Income Fund closed out the first half of its fiscal year with a gain of 7.27%* compared to the S&P 500 Index's drop of -8.73% and the Russell 1000 Value Index's rise of 11.74%.

The Fund has produced excellent results since its inception a little over two years ago by sticking to a value approach. Value investing requires tremendous patience, as the time gap between our realization of value and the market's realization can be excruciatingly long. The go-go momentum market of the late 1990s exacerbated this trend as results that would have had us throwing Tiger Wood's trademark fist clench in normal years appeared ho-hum next to gains such as 1999's 84% rise in the NASDAQ. The best managers religiously follow a discipline that routinely under-performs the index 30-40% of the time; however, when the "style" turn comes (and it always does), clients are generously rewarded. Fortunately we find ourselves in that position today.

In many ways, the Fund's sector holdings performed very similarly to the overall market. Technology, telecommunications, and retail suffered, while financials, energy, pharmaceutical, and consumer staples charged ahead. The difference between our performance and that of the general market came down to our value approach. As we have repeated many times, price matters to us. We like a bargain as much as anybody, and therefore the investment pickings were quite slim in the former categories while the latter presented many opportunities to fill up our shopping basket.

Dissecting the Fund's performance, we will follow the usual pattern of getting bad news out of the way first and ending on a higher note. Comdisco slumped on news that its DSL communications subsidiary was closing shop and dragging along a sizable write-off. While the magnitude of the loss is disturbing, we are pleased that the misguided investments in this business have ceased and the company can refocus on its core leasing and services business. Eastman Kodak fell sharply in September following the company's announcement that sales slowed dramatically across virtually all its lines of business in late September - surprising even its own management team. While Kodak has and does appear inexpensive by many measures, management's apparent lack of a firm grasp of business trends led us to liquidate the holding. Albertson's price dropped, as synergies from the American Stores acquisition took longer than expected to materialize. The company appropriately cut its capital expenditure and expense budgets and should rebound over the next few quarters. The slowdown in semiconductors and cell phone growth understandably hit Motorola, however the company still commands major market share across the technology and telecommunications world. Hughes gave up some ground as the growth in DirecTV pulled back from the brisk pace of earlier in the year. We still expect an acquisition of the company sometime in 2001. Corning also gave up substantial ground in the second half as optical companies returned to the upper atmosphere from outer space, however we sold nearly all of our position at substantially higher levels. (Managers' note: Unbelievable but true! ... Corning sold for the value price of $7.69 - split adjusted - or 16x earnings in the fall of 1998 when the RCB Fund opened.)

Our financial holdings shined in the second half as a confluence of events played out. Berkshire Hathaway and Chubb advanced 33% and 40%, respectively, as pricing firmed in the insurance market, and Bank One gained 38% as they put their house in order and interest rate easing appeared on the horizon. Consumer branded stocks such as Anheuser Busch, Fortune Brands, Kimberly Clark, Pepsico, Sara Lee, and Tricon all rose roughly 10% to 30% as the investing world recognized safe, stable brands that would fare well in a tough economy. Finally, Enron and Unocal moved ahead along with the firming energy market.

Having lived up to the billing of "outperforming in down markets," where do we go from here? While the question of the firmness of the economy's landing (why do we feel like we're in a mattress store?) will perplex the general market until events play themselves out, we commit to our shareholders that we're not going to get overly exercised about interest rates, inflation, the dollar, foreign trade imbalances, and the unemployment rate. Certainly these factors matter to some degree, however we invest in the equity markets for the long term precisely because we believe that human creativity will drive the U.S. and world economy upward literally forever (albeit interrupted by occasional economic slowdowns). Contrary to public perceptions, Fed Chairmen do come and go. Nevertheless, the stocks of better businesses tend to move irregularly higher over time. Given this as a backdrop, we're spending the majority of our time focused on finding good businesses run by smart management teams that project earning a healthy return for the Fund's shareholders over time.

The technology and telecommunications implosion has created some interesting opportunities. While the ol' crystal ball is a bit fuzzy on the exact layout of electronics and communications in the years ahead, there is no doubt that it will involve far more chips transmitting far more bits than exist today. Last year's prices of 200 times earnings or 1000 times sales appear to be gone (at least until the next mania arrives), and a number of companies with reasonable and sustainable business models are beginning to appear on the value radar screen. We believe there also is plenty of value left in the old fogies that delivered our solid returns last year. Given that, we expect to deliver another solid year in 2001.

Thank you for your continued confidence, and please feel free to contact us.

Sincerely,

/s/ Donn B. Conner, CFA             /s/ Victor F. Hawley

Donn B. Conner, CFA                 Victor F. Hawley, CFA
Manager                             Co-manager


* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment returns and share value will fluctuate and investors may have a gain or loss when they redeem shares. The Fund's one year and average annual total returns since inception (September 30, 1998) through December 31, 2000, which includes the maximum sales charge of 3.50%, were 4.33% and 17.83%, respectively.

[LOGO]                                                      RCB SMALL
                                                            CAP FUND

Dear Fellow Shareholders:

To say that things have changed a bit since our last Letter to Shareholders would be just a tad of an understatement. Leaving politics aside, which is almost always the right thing to do when formulating investment strategy, it strikes us as nearly UNBELIEVABLE how quickly the investment pendulum has swung. We almost feel embarrassed for the investment management profession when we review what passed for conventional wisdom about the alleged "New Economy" a mere six months and how quickly that faded.

Meanwhile,   we  have  continued  to  "do  our  thing";   the  thing  being  the
identification of fundamentally sound businesses that appear to be selling at significant discounts to our estimate of intrinsic value, whose only crime in many cases recently is that they happen to have market capitalizations under $1.5 billion.
                                                   AVG. ANNUAL     CUMULATIVE
                                      CALENDAR        SINCE           SINCE
                           6 MOS        2000        INCEPTION       INCEPTION
                           -----        ----        ---------       ---------
RCB Small Cap*              3.08%       12.87%        26.40%          69.59%
S&P 500                    -8.70%       -9.70%        13.68%          41.44%
Russell 2000               -5.88%       -3.02%        14.92%          36.37%
Russell 2000 Value         16.04%       22.83%        13.11%          31.98%

(Note: Returns for RCB Small Cap Fund are calculated using NAV. Inception date for the Fund is September 30, 1998.)

As you can see, we have made only modest headway over the past six months, although we suspect many would trade modest headway for what in retrospect appeared to have been the wrong way. All in all, it was a perfectly respectable year in a tough environment. We spent more than enough time in our last letter on some of the vagaries of short-term performance measures, so we will make this short. While the Russell 2000 "Value" appeared to have trounced us for the last 12 months, please take the time to look at the columns to the right in the chart above for some perspective.

It is also important to look at the tax liability incurred per unit of performance. Since inception, we have generated cumulative performance of 69.59%. Shareholders have paid 3.46% of that in taxes, which we believe is at the low end of industry standards. That is not an accident, as real performance for individuals should always be calculated with April 15th in mind. In an ideal world, we would buy 32 great companies at great prices and let great management run them forever. As you may surmise, unfortunately it is not that easy.

What has clearly helped in recent months is the coming to life of the insurance sector, in which we had fortuitously placed closed to 20% of our assets about 18 months ago. Sometimes early, rarely wrong is a catchy phrase nervously uttered around RCB from time to time, but in this case it fits. Enhance Financial, which reinsures credit insurers, was taken over for a 50% gain, albeit a gain which was below our expectations. Philadelphia Consolidated, a specialty insurer from you know where, nearly doubled from our cost and we subsequently reduced our position by half. Markel Corp. is a mini-Berkshire Hathaway (or so we and they would like to think) that just made the largest acquisition in their history at what will probably prove to be the bottom of the insurance cycle, and the leverage once the dust settles is enormous. The stock is up 30% since our last letter. Fairfax Financial, a Canadian version of Berkshire Hathaway (see a theme here?), produced a 50% gain in the late going of 2000, and we think there are years more performance from their head honcho, Prem Watsa.

Lastly, we have one of our all-time favorites, White Mountains Insurance, which is a wonderful example of how an investor can coin money by staying off the beaten path, sticking with smart management and utilizing the leverage of an intelligently run insurer to make money. It deserves its own paragraph as it was up 150% last year and is our largest position. Either you have heard of Jack Byrne or you haven't. If you haven't, he is an insurance legend, which is not exactly the tombstone moniker that we all strive for. That said, he has made an awful lot of people enormously wealthy through astute management of insurance operations and investments. Many thought he appeared to be in near retirement, quietly going off into the sunset with a company that was recently renamed White Mountains Insurance. When we found it a few years ago, it was essentially a run-off investment company that was selling at a 40% discount to adjusted book value and we thought it would make a nice tidy mid-teens annualized return as they liquidated the company over the years to come. A funny thing happened while we were clipping coupons. Last year, their largest investment, FSA Insurance was taken over, putting a boatload of cash in their hands, and they wound up the winner in the purchase of the large American operations of an English property casualty insurer who was basically blowing it out for a bargain price. Throw in Warren Buffett buying 20% of White Mountains in order to help them finance the deal and voila, we have an enormous gain on our hands. All of which highlights something we feel more strongly about every year: find smart people who think like shareholders and good things happen.

Not all was well with our insurance picks. We got clobbered in Horace Mann, which turned down a $30 per share offer for the company only to announce that business stinks and the stock tanked. We took a tax loss and moved on. A similar story occurred with Gainsco, a Texas insurer with new management and "smart guy" backing. Needless to say, it has not become nor did it show signs of becoming a mini-Berkshire Hathaway.

On the "what's ahead" front, we have taken a nibble in a few "broadband/ telecommunications service providers," having felt that $80 to $4 moves in the stock might conceptually represent an over-reaction. That is clearly not the case in many telecom/internet stocks, as zero is written all over them, but in the case of Excite@Home and CoreComm, we think there is a little something different. In the former, Excite@Home has 3 million broadband cable subscribers, which is head and shoulders above the rest of the broadband world combined and although there is some confusion regarding future competition and the question of how long their exclusive marketing agreements remain exclusive, we felt that was more than priced into the stock. In the case of CoreComm, the two founders of the company have a long record of creating and financing cable, cellular and now broadband assets and will be up to the task of coming through an obviously difficult period for the industry. They also own 27% of the stock.

As usual, we have little to say about the economy, other than people are kidding themselves if they think that we are not going to have a glimpse of a recession in 2001, based upon what we are hearing from the companies we call on every day. We also have our doubts that one interest rate cut will do anything. Just as interest rates had little to do with what levitated silly stocks and the economic behavior that followed, it will have little to do with motivating people and businesses to get over their current hangover. As with excessive alcohol consumption, what ails this economy and the overall stock market will take time to heal.

But we have more than enough to keep us busy as there is plenty in the small cap world that seems interesting on surface and worthy of further investigation. We also expect that the disaster in technology and "growth at any price" will translate into further interest in the kinds of things we like to own, which means a nice tailwind. Lastly, no one is more committed to the success of the Fund than your portfolio managers, who remain among the largest shareholders and who are in the process of committing significant additional dollars to the Fund.

Thank you for your continued confidence, and please feel free to contact us.

Sincerely,

/s/ Jeffrey Bronchick                    /s/ Thomas D. Kerr

Jeffrey Bronchick, CFA                   Thomas D. Kerr, CFA Manager
Co-Manager

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment returns and share value will fluctuate and investors may have a gain or loss when they redeem shares. The Fund's one year and average annual total returns since inception (September 30, 1998) through December 31, 2000, which includes the maximum sales charge of 3.50% were 8.94% and 24.42%, respectively.

                           RCB GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS at December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 99.2%

BANKS: 3.7%
  2,500   Bank One Corp.                                             $   91,562
                                                                     ----------
BEVERAGES: 8.2%
  1,600   Anheuser-Busch Companies, Inc.                                 72,800
  2,600   PepsiCo, Inc.                                                 128,862
                                                                     ----------
                                                                        201,662
                                                                     ----------
CHEMICALS - DIVERSIFIED: 5.1%
  3,200   Sigma-Aldrich Corp.                                           125,800
                                                                     ----------
COMMERCIAL SERVICES: 10.9%
  1,600   Dun & Bradstreet Corp.                                         41,400
  3,200   Moody's Corp.                                                  82,200
  3,700   Reynolds & Reynolds Co.                                        74,925
  5,900   ServiceMaster Co.                                              67,850
                                                                     ----------
                                                                        266,375
                                                                     ----------
COMMUNICATIONS - TECHNOLOGY: 8.7%
  6,400   Comdisco, Inc.                                                 73,200
  3,600   General Motors Corp. - Class H                                 82,800
  2,800   Motorola, Inc.                                                 56,700
                                                                     ----------
                                                                        212,700
                                                                     ----------
CONSUMER GOODS - RESTAURANTS: 4.4%
  3,300  Tricon Global Restaurants, Inc.                                108,900
                                                                     ----------
CONSUMER PRODUCTS: 10.2%
  1,800   Kimberly Clark Corp.                                          127,242
  5,000   Sara Lee Corp.                                                122,812
                                                                     ----------
                                                                        250,054
                                                                     ----------
DIVERSIFIED FINANCIAL SERVICES: 2.0%
    900   American Express Co.                                           49,444
                                                                     ----------
ELECTRIC/NATURAL GAS: 3.4%
  1,000   Enron Corp.                                                    83,125
                                                                     ----------
FINANCIAL SERVICES: 4.3%
  3,700   Equifax Inc.                                                  106,144
                                                                     ----------
FOOD - RETAIL: 3.4%
  3,100   Albertson's, Inc.                                              82,150
                                                                     ----------
HOLDING COMPANIES-DIVERSIFIED: 4.8%
     50   Berkshire Hathaway, Inc.                                      117,700
                                                                     ----------
HOUSEHOLD PRODUCTS: 4.5%
  3,700   Fortune Brands, Inc.                                          111,000
                                                                     ----------
INSURANCE: 3.2%
    900   Chubb Corp. (The)                                              77,850
                                                                     ----------
MEDIA: 1.5%
    700   Time Warner, Inc.                                              36,568
                                                                     ----------
MEDICAL INFORMATION SYSTEMS: 6.3%
  5,700   IMS Health, Inc.                                              153,900
                                                                     ----------
OIL & GAS PRODUCERS: 1.7%
    700   Royal Dutch Petroleum Co. ADR                                  42,394
                                                                     ----------
OIL - DOMESTIC INTEGRATED: 2.7%
  1,700   Unocal Corp.                                                   65,769
                                                                     ----------
PHARMACEUTICALS: 6.4%
  1,400   Abbott Laboratories                                            67,812
  1,925   Pfizer, Inc.                                                   88,550
                                                                     ----------
                                                                        156,362
                                                                     ----------
TELECOMMUNICATIONS: 1.6%
  2,200   AT&T Corp.                                                     38,088
                                                                     ----------
TELECOMMUNICATIONS - EQUIPMENT: 0.6%
    300   Corning, Inc.                                                  15,844
                                                                     ----------
WHOLESALE: 1.6%
  1,000   Costco Wholesale Corp.                                         39,938
                                                                     ----------
TOTAL COMMON STOCKS
  (cost $2,058,409)                                                   2,433,329
                                                                     ----------

See accompanying Notes to Financial Statements.

                           RCB GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS at December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                        VALUE
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
  (cost $2,058,409+): 99.2%                                          $2,433,329
Other Assets less Liabilities: 0.8%                                      19,445
                                                                     ----------
NET ASSETS: 100.0%                                                   $2,452,774
                                                                     ==========

*    Non-income producing security.

+ At December 31, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                   $  496,130
     Gross unrealized depreciation                                     (121,210)
                                                                     ----------
     Net unrealized appreciation                                     $  374,920
                                                                     ==========

See accompanying Notes to Financial Statements.

                         RCB SMALL CAP FUND

SCHEDULE OF INVESTMENTS at December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 97.4%

ADVERTISING: 4.5%
 10,000   R.H. Donnelley Corp.                                       $  243,125
                                                                     ----------
AUTO/TRUCK PARTS AND EQUIPMENT: 3.2%
  5,400   Superior Industries International, Inc.                       170,437
                                                                     ----------
BUILDING AND CONSTRUCTION: 3.8%
  5,500   Ameron International Corp.                                    204,875
                                                                     ----------
BUILDING MATERIALS: 3.3%
  4,500   Rayonier, Inc.                                                179,156
                                                                     ----------
COMPUTERS - SOFTWARE: 3.6%
  9,000   Tripos, Inc.                                                  195,750
                                                                     ----------
CONSUMER GOODS - RESTAURANTS: 6.3%
 10,000   IHOP Corp.                                                    216,875
  7,000   VICORP Restaurants, Inc.                                      124,250
                                                                     ----------
                                                                        341,125
                                                                     ----------
CONSUMER PRODUCTS: 2.8%
 14,000   The Dial Corporation                                          154,000
                                                                     ----------
ELECTRIC PRODUCTS: 6.3%
  5,500   AMETEK, Inc.                                                  142,656
  7,000   Littelfuse, Inc.                                              200,375
                                                                     ----------
                                                                        343,031
                                                                     ----------
ELECTRICAL COMPONENTS & EQUIPMENT: 2.5%
 14,000   Ucar International, Inc.                                      136,500
                                                                     ----------
FINANCIAL SERVICES: 7.7%
  1,300   White Mountains Insurance Group Inc.                          414,700
                                                                     ----------
FOOD PROCESSING: 2.3%
    600   Farmer Bros. Co.                                              124,500
                                                                     ----------
INDUSTRIALS: 5.0%
 12,000   Scott Technologies, Inc.                                      268,500
                                                                     ----------
INSTRUMENTS - SCIENTIFIC: 2.2%
  3,400   Dionex Corp.                                                  117,300
                                                                     ----------
INSURANCE: 9.6%
  1,400   Fairfax Financial Holdings Ltd                                212,981
  1,000   Horace Mann Educators Corp.                                    21,375
  1,000   Markel Corp.                                                  181,000
  3,400   Philadelphia Consolidated Holding Corp. Pfd.                  104,975
                                                                     ----------
                                                                        520,331
INTERNET: 1.0%
 10,000   At Home Corp.                                                  55,312
                                                                     ----------
LEISURE & RECREATION PRODUCTS: 2.5%
 53,000   American Coin Merchandising, Inc                              132,500
                                                                     ----------
LINEN SUPPLY: 2.9%
 16,500   Angelica Corp.                                                154,687
                                                                     ----------
MACHINERY - GENERAL: 6.2%
  1,500   Franklin Electric Co., Inc.                                   102,750
  7,000   IDEX Corp.                                                    231,875
                                                                     ----------
                                                                        334,625
                                                                     ----------
MARKET RESEARCH: 3.7%
 60,000   Information Resources, Inc.                                   198,750
                                                                     ----------
METAL PROCESSORS & FABRICATION: 3.2%
 45,000   ROHN Industries, Inc.                                         171,563
                                                                     ----------
OFFICE SUPPLIES: 1.4%
 15,500   Hunt Corp.                                                     75,563
                                                                     ----------
OIL - EXPLORATION & PRODUCTION: 4.6%
 49,000   Gulf Canada Resources Ltd.                                    248,063
                                                                     ----------
RETAIL: 2.5%
 19,000   Whitehall Jewellers, Inc.                                     134,188
                                                                     ----------
TECHNOLOGY: 0.9%
  8,000   Gartner Group, Inc. - Class B                                  50,720
                                                                     ----------
TELECOMMUNICATIONS: 2.2%
 24,000   CoreComm, Ltd.                                                118,875
                                                                     ----------

See accompanying Notes to Financial Statements.

                         RCB SMALL CAP FUND

SCHEDULE OF INVESTMENTS at December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
TELEVISION: 3.2%
  6,600   SBS Broadcasting SA                                         $ 172,838

TOTAL COMMON STOCKS
  (cost $4,584,989)                                                   5,261,014

PRINCIPAL
 AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT: 1.8%
$197,000    Firstar Bank Repurchase Agreement,
             4.25%, dated 12/29/2000, due
             1/2/2001, [collateralized by
             $200,926 GNMA, 6.50% due
             07/15/2009] (value of proceeds
             $197,092) (cost $197,000)                               $  197,000
                                                                     ----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $4,781,989+): 101.0%                                          5,458,014
Liabilities in excess of Other Assets: (1.0)%                           (56,677)
                                                                     ----------
NET ASSETS: 100.0%                                                   $5,401,337
                                                                     ==========
*    Non-income producing security.

+ At December 31, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                   $1,106,630
     Gross unrealized depreciation                                     (430,605)
                                                                     ----------
     Net unrealized appreciation                                     $  676,025
                                                                     ==========

See accompanying Notes to Financial Statements.

                                RCB FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended December 31, 2000 (Unaudited)

                                                       GROWTH
                                                     AND INCOME      SMALL CAP
                                                        FUND            FUND
                                                     -----------    -----------
ASSETS
  Investments in securities, at value
   (cost $2,058,409 and $4,781,989, respectively)    $ 2,433,329    $ 5,458,014
  Cash ...........................................        23,196            245
  Receivables:
    Securities sold ..............................            --         37,374
    Dividends and interest .......................         3,263          3,539
    Fund shares sold .............................            --          1,509
    Due from advisor .............................         5,844          3,073
  Prepaid expenses and other assets ..............         3,919          8,181
                                                     -----------    -----------
      Total assets ...............................     2,469,551      5,511,935
                                                     -----------    -----------
LIABILITIES
  Payables:
    Securities purchased .........................            --         91,125
    Fund shares redeemed .........................         1,618             30
    Distribution fees ............................         1,523          3,482
    Administration fees ..........................         2,712          2,712
  Accrued expenses ...............................        10,924         13,249
                                                     -----------    -----------
      Total liabilities ..........................        16,777        110,598
                                                     -----------    -----------
  NET ASSETS .....................................   $ 2,452,774    $ 5,401,337
                                                     ===========    ===========
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
    PER SHARE ($2,452,774/170,099 and
    $5,401,337/338,708, respectively; of shares
    authorized without par value) ................   $     14.42    $     15.95
                                                     ===========    ===========
  MAXIMUM OFFERING PRICE PER SHARE ($14.42/.9650
    AND $15.95/.9650, RESPECTIVELY) ..............   $     14.94    $     16.53
                                                     ===========    ===========
COMPONENTS OF NET ASSETS
  Paid-in  capital ...............................   $ 2,081,415    $ 4,576,263
  Accumulated net investment income (loss) .......         1,993        (19,565)
  Accumulated net realized gain (loss)
    on investments ...............................        (5,554)       168,613
  Net unrealized appreciation on investments .....       374,920        676,025
                                                     -----------    -----------
      Net assets .................................   $ 2,452,774    $ 5,401,336
                                                     ===========    ===========

See accompanying Notes to Financial Statements.

                                 RCB FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended December 31, 2000 (Unaudited)

                                                          GROWTH
                                                        AND INCOME    SMALL CAP
                                                           FUND          FUND
                                                         ---------    ---------
INVESTMENT INCOME
  Income
    Dividends ........................................   $  16,349    $  18,110
    Interest .........................................         805        1,269
                                                         ---------    ---------
      Total income ...................................      17,154       19,379
                                                         ---------    ---------
Expenses
  Advisory fees ......................................       7,271       22,216
  Distribution fees ..................................       3,029        6,534
  Administration fees ................................      15,123       15,123
  Fund accounting fees ...............................       7,308        9,270
  Audit fees .........................................       7,490        7,487
  Transfer agent fees ................................       6,089        5,867
  Custody fees .......................................       1,538        3,780
  Reports to shareholders ............................       1,229        1,771
  Registration fees ..................................       1,228        1,430
  Legal fees .........................................       1,560        1,165
  Trustee fees .......................................       1,860        1,921
  Insurance expense ..................................         304          357
  Miscellaneous ......................................         569          446
                                                         ---------    ---------
    Total expenses ...................................      54,598       77,367
    Less: fees waived and expenses absorbed ..........     (39,451)     (38,424)
                                                         ---------    ---------
    Net expenses .....................................      15,147       38,943
                                                         ---------    ---------
      NET INVESTMENT INCOME (LOSS) ...................       2,007      (19,564)
                                                         ---------    ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments ...................      12,304      188,176
  Net unrealized appreciation (depreciation)
    on investments ...................................     152,984       (7,953)
                                                         ---------    ---------
    Net realized and unrealized gain on
      investments ....................................     165,288      180,223
                                                         ---------    ---------
      NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS ..............................   $ 167,295    $ 160,659
                                                         =========    =========

See accompanying Notes to Financial Statements.

                           RCB GROWTH AND INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                          SIX MONTHS ENDED      YEAR ENDED
                                                            DECEMBER 31,         JUNE 30,
                                                               2000*               2000
                                                            -----------        -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ................................    $     2,007        $     6,353
  Net realized gain on investments .....................         12,304             42,308
  Net unrealized appreciation (depreciation)
    on investments .....................................        152,984             (7,265)
                                                            -----------        -----------
    NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS ........................................        167,295             41,396
                                                            -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...........................         (3,350)            (4,007)
  From net realized gain ...............................        (60,166)           (15,577)
                                                            -----------        -----------

    TOTAL DISTRIBUTIONS TO SHAREHOLDERS ................        (63,516)           (19,584)
                                                            -----------        -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from
    net change in outstanding shares (a) ...............         26,633            737,320
                                                            -----------        -----------
    TOTAL INCREASE IN NET ASSETS .......................        130,412            759,132

NET ASSETS
  Beginning of period ..................................      2,322,362          1,563,230
                                                            -----------        -----------
  END OF PERIOD ........................................    $ 2,452,774        $ 2,322,362
                                                            ===========        ===========

Accumulated net investment income ......................    $     1,993        $     3,336
                                                            ===========        ===========

(a) A summary of capital shares transactions is as follows:

                                                          SIX MONTHS ENDED                YEAR ENDED
                                                         DECEMBER 31, 2000*             JUNE 30, 2000
                                                       ----------------------       ----------------------
                                                         SHARES       VALUE          SHARES        VALUE
                                                       ---------    ---------       ---------    ---------
Shares sold ........................................       226       $  3,243        58,935      $787,090
Shares issued in reinvestment of distributions .....     3,435         49,150         1,097        14,070
Shares redeemed ....................................    (1,819)       (25,760)       (4,771)      (63,840)
                                                        ------       --------        ------      --------
Net increase .......................................     1,842       $ 26,633        55,261      $737,320
                                                        ======       ========        ======      ========

* Unaudited.

See accompanying Notes to Financial Statements.

                          RCB SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                DECEMBER 31,          JUNE 30,
                                                                   2000*                2000
                                                               -----------          -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment loss ......................................   $   (19,564)         $   (19,596)
  Net realized gain on investments .........................       188,176              141,107
  Net unrealized appreciation (depreciation)
    on investments .........................................        (7,953)             118,530
                                                               -----------          -----------

    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ......................................       160,659              240,041
                                                               -----------          -----------

DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain ...................................      (104,998)            (128,092)
                                                               -----------          -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net
    change in outstanding shares (a) .......................       152,645            1,925,052
                                                               -----------          -----------
    TOTAL INCREASE IN NET ASSETS ...........................       208,306            2,037,001

NET ASSETS
  Beginning of period ......................................     5,193,031            3,156,030
                                                               -----------          -----------
  END OF PERIOD ............................................   $ 5,401,337          $ 5,193,031
                                                               ===========          ===========

Accumulated net investment loss ............................   $   (19,565)         $        --
                                                               ===========          ===========

(a) A summary of capital shares transactions is as follows:

                                                        SIX MONTHS ENDED                    YEAR ENDED
                                                       DECEMBER 31, 2000*                  JUNE 30, 2000
                                                   ----------------------------      ----------------------------
                                                      SHARES           VALUE           SHARES            VALUE
                                                   -----------      -----------      -----------      -----------
Shares sold ......................................     6,274         $ 98,480         132,275         $1,955,635
Shares issued in reinvestment of distributions ...     6,508           97,422           7,915            113,337
Shares redeemed ..................................    (2,829)         (43,257)         (9,543)          (143,920)
                                                      ------         --------         -------         ----------
Net increase .....................................     9,953         $152,645         130,647         $1,925,052
                                                      ======         ========         =======         ==========

*    Unaudited.

See accompanying Notes to Financial Statements.

                           RCB GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                                                           SEPTEMBER
                                                        SIX MONTHS                         30, 1998*
                                                          ENDED           YEAR ENDED        THROUGH
                                                        DECEMBER 31,       JUNE 30,         JUNE 30,
                                                          2000+++            2000            1999
                                                          ------            ------          ------
Net asset value, beginning of period .................    $13.80            $13.83          $10.00
                                                          ------            ------          ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............................      0.01              0.04            0.03
  Net realized and unrealized gain
    on investments ...................................      0.99              0.08            3.82
                                                          ------            ------          ------

  Total from investment operations ...................      1.00              0.12            3.85
                                                          ------            ------          ------
LESS DISTRIBUTIONS:
  From net investment income .........................     (0.02)            (0.03)          (0.02)
  From net realized gain .............................     (0.36)            (0.12)             --
                                                          ------            ------          ------
Total distributions ..................................     (0.38)            (0.15)          (0.02)
                                                          ------            ------          ------

Net asset value, end of period .......................    $14.42            $13.80          $13.83
                                                          ======            ======          ======

Total return .........................................      7.28%++           0.95%          38.55%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets,
    end of period (millions) .........................    $  2.5            $  2.3          $  1.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed ...........      4.51%+            5.33%          12.32%+
  After fees waived and expenses absorbed ............      1.25%+            1.25%           1.25%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET
ASSETS:
  Before fees waived and expenses absorbed ...........     (3.09%)+          (3.75%)        (10.74%)+
  After fees waived and expenses absorbed ............      0.17%+            0.33%           0.33%+
  Portfolio turnover rate ............................      5.24%++          25.63%           4.41%++

*    Commencement of operations.
+    Annualized.
++   Not annualized.
+++  Unaudited.

                See accompanying Notes to Financial Statements.

                          RCB SMALL CAP FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                                                    SEPTEMBER
                                                 SIX MONTHS                         30, 1998*
                                                   ENDED           YEAR ENDED        THROUGH
                                                 DECEMBER 31,       JUNE 30,         JUNE 30,
                                                   2000+++            2000            1999
                                                   ------            ------          ------
Net asset value, beginning of period ..........    $15.80            $15.93          $10.00
                                                   ------            ------          ------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss .........................     (0.06)            (0.06)          (0.02)
  Net realized and unrealized gain
    on investments ............................      0.53              0.52            5.95
                                                   ------            ------          ------

Total from investment operations ..............      0.47              0.46            5.93
                                                   ------            ------          ------

LESS DISTRIBUTIONS:
  From net realized gain ......................     (0.32)            (0.59)             --
                                                   ------            ------          ------
Net asset value, end of period ................    $15.95            $15.80          $15.93
                                                   ======            ======          ======
Total return ..................................      3.08%++           3.28%          59.30%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) ........    $  5.4            $  5.2          $  3.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed.....      2.96%+            3.49%           7.76%+
  After fees waived and expenses absorbed .....      1.49%+            1.49%           1.49%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET
ASSETS:
  Before fees waived and expenses absorbed ....     (2.22%)+          (2.50%)         (6.60%)+
  After fees waived and expenses absorbed .....     (0.75%)+          (0.50%)         (0.33%)+
  Portfolio turnover rate .....................     23.36%++          59.76%          35.70%++

*    Commencement of operations.
+    Annualized.
++   Not annualized.
+++  Unaudited.

See accompanying Notes to Financial Statements.

                                    RCB FUNDS


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

     The RCB Growth and Income Fund and the RCB Small Cap Fund (the "Funds") are each a series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Funds began operations on September 30, 1998. The investment objectives of the Funds are capital appreciation with growth of income as a secondary objective and capital appreciation, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on an identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                                    RCB FUNDS

     E. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
          DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. For the year ended June 30, 2000, the RCB Small Cap Fund decreased net realized gain on investments by $19,596 due to the Fund experiencing a net investment loss during the year. Paid-in capital and net assets were not affected by these changes.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Reed, Conner & Birdwell, LLC (the "Advisor") provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.60% and 0.85% for the RCB Growth and Income Fund and the RCB Small Cap Fund, respectively, based upon the average daily net assets of the Funds. For the six months ended December 31, 2000, the RCB Growth and Income Fund and the RCB Small Cap Fund incurred $7,271 and $22,216, in advisory fees, respectively.

     The Funds are responsible for their own operating expenses. The Advisor has agreed to limit each Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Funds for expenses, excluding interest and tax expense, so that their ratio of expenses to average net assets will not exceed 1.25% and 1.49% for the RCB Growth and Income Fund and the RCB Small Cap Fund, respectively. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the six months ended December 31, 2000, the Advisor waived fees of $7,271 and $22,216 and absorbed expenses of $32,180 and $16,208 for the RCB Growth and Income Fund and RCB Small Cap Fund, respectively. At December 31, 2000, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the RCB Growth and Income Fund was $186,433 and the RCB Small Cap was $185,658. The Advisor may recapture the above amounts no later than June 30, 2005 for the RCB Growth and Income Fund and the RCB Small Cap Fund, respectively. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

                                   RCB FUNDS

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee from each Fund at the following annual rate:

     Under $15 million                       $30,000
     $15 to $50 million                      0.20% of average daily net assets
     $50 to $100 million                     0.15% of average daily net assets
     $100 to $200 million                    0.10% of average daily net assets
     Over $200 million                       0.05% of average daily net assets

     For the six months ended December 31, 2000, RCB Growth and Income Fund and RCB Small Cap Fund each incurred $15,123 in administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION PLAN

     The Funds have adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Funds. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the six months ended De-cember 31, 2000, the RCB Growth and Income Fund and the RCB Small Cap Fund, paid to the Advisor, as Distribution Coordinator, $3,029 and $6,534, respectively.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities for the six months ended December 31, 2000, other than short-term investments, were $208,205 and $122,545 respectively, for the RCB Growth and Income Fund and $1,198,774 and $1,228,254 respectively, for the RCB Small Cap Fund.

                                    RCB FUNDS

NOTE 6 - REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Funds will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Funds in each agreement, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the accounts of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

     If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

NOTE 7 - SPECIAL MEETING OF SHAREHOLDERS

     On December 31, 2000, City National Corporation acquired Reed, Conner & Birdwell, LLC (formerly, Reed, Conner & Birdwell, Inc.). A special meeting of shareholders of the Funds was held at the offices of the Advisor on December 21, 2000. The shareholders of each of the Funds approved a new investment advisory agreement. The results of the shareholder meeting are as follows:

                                             FOR        AGAINST       ABSTAINED
                                             ---        -------       ---------

RCB Growth & Income Fund ............       85,605        -0-            -0-
RCB Small Cap Fund ..................      217,122        -0-            -0-

================================================================================

                               INVESTMENT ADVISOR
                          REED, CONNER & BIRDWELL, LLC
                      11111 Santa Monica Blvd., Suite 1700
                             Los Angeles, CA 90025
                                 (310) 478-4005
                            (877) 478-4RCB Toll-free

                                   DISTRIBUTOR
                          FIRST FUND DISTRIBUTORS, INC.
                       4455 E. Camelback Rd., Suite 261-E
                                Phoenix, AZ 85018

                                    CUSTODIAN
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                              Cincinnati, OH 45202

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                          AMERICAN DATA SERVICES, INC.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 282-2340

                                    AUDITORS
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103

                                  LEGAL COUNSEL
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                              345 California Street
                            San Francisco, CA 94104

================================================================================
This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.